LORD ABBETT   Securities Trust

              Growth & Income Series o International Series
              World Bond-Debenture Series o Alpha Series

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                                                          Web Site and get
                                                     up-to-date statistics and
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                                                        www.lordabbett.com





                     SEMI-ANNUAL  Report for the Six Months Ended April 30, 2000


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                                     Investment  portfolios designed to help you
                                     capture capital growth over the longterm







                           [GRAPHIC OMITTED]

                             REPORT TO SHAREHOLDERS
                 For the Six-Month Period Ended April 30, 2000





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/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman


MAY 8, 2000



Table of Contents

Growth & Income Series
--------------------------------------------------------------------------------
When We Shop for Stocks,
   We Shop for Bargains              5
Statement of Net Assets              9

International Series
--------------------------------------------------------------------------------
An Experienced Global Manager
   Can Help Uncover Great
   Companies Worldwide               6
Statement of Net Assets             12

World Bond-Debenture Series
--------------------------------------------------------------------------------
The Flexibility You Need to Pursue
   Outstanding Bond Performance
   Worldwide                         7
Statement of Net Assets             14

Alpha Series
--------------------------------------------------------------------------------
Three Great Small-Cap Funds
   Make One Great Core
   Investment                        8
Statement of Net Assets             16

Data on All Series
--------------------------------------------------------------------------------
Statements of Operations            16
Statements of Changes
   in Net Assets                    17
Financial Highlights                19
Notes to Financial Statements       22


Lord Abbett Securities Trust completed the first six months of its fiscal year on April 30, 2000. The following is an overview of some class-specific data for the period under review.

Growth & Income Series - Six Months Ended 4/30/00

                         Class A    Class B    Class C
--------------------------------------------------------------------------------

 Net asset value         $10.78     $10.72     $10.68
 Dividends                   --         --         --
 Capital gains           $ 0.562    $ 0.562    $ 0.562
 Total return*             4.19%      3.91%      3.93%

 International Series - Six Months Ended 4/30/00

                         Class A    Class B    Class C    Class Y     Class P
--------------------------------------------------------------------------------

 Net asset value         $15.48     $15.34     $15.33     $15.59      $15.51
 Dividends               $ 0.064        --         --     $ 0.104     $ 0.054
 Capital gains           $ 0.822    $ 0.822    $ 0.822    $ 0.822     $ 0.822
 Total return*            18.65%     18.37%     18.29%     18.68%      18.92%

 World Bond-Debenture Series - Six Months Ended 4/30/00

                         Class A    Class B    Class C
--------------------------------------------------------------------------------

 Net asset value         $ 9.09     $ 9.09     $ 9.07
 Dividends               $ 0.513    $ 0.477    $ 0.477
 Capital gains                --         --         --
 Total return*             3.89%      3.49%      3.49%

 Alpha Series - Six Months Ended 4/30/00

                         Class A    Class B    Class C
--------------------------------------------------------------------------------

 Net asset value         $17.39     $17.24     $17.23
 Dividends               $ 0.213    $ 0.120    $ 0.120
 Capital gains           $ 0.107    $ 0.107    $ 0.107
 Total return*            16.64%     16.20%     16.21%

* Total return, which is not annualized, is the percent change in value with all dividends and distributions reinvested for the periods shown, using the SEC-required uniform method to compute such returns.


                      About Growth & Income Series

     Market Review

     Hot on the heels of strong economic growth at the end of 1999, when Gross Domestic Product (GDP) was up approximately 7%, the U.S. economy rumbled along in the beginning of 2000 fueled by vibrant consumer spending, above-average productivity gains and robust earnings growth. The Federal Reserve Board (the Fed), determined to slow the economy to a reasonable pace, raised short-term interest rates two separate times since January 2000. Amid a strong macroeconomic environment, investors ignored the Fed's warnings and

--------------------------------------------------------------------------------
                    Lord,  Abbett & Co. is proud to announce we have  received a
[GRAPHIC OMITTED]   DALBAR  award for  providing  consistently  good  service to shareholders,  the 1999 Key  Honors  Award for  Mutual  Fund
                    Service.  DALBAR,  Inc.,  an  independent  research firm and evaluator  of mutual fund  service,  presents  the awards to financial  services  firms that provide  consistently  solid service to clients.
--------------------------------------------------------------------------------

REPORT TO SHAREHOLDERS

     continued to pour money into stocks. High economic growth, strong corporate earnings and higher interest rates created extreme volatility in the U.S. equities market. As evidence, growth-oriented stocks outperformed value-oriented stocks for most of January and February, only to be beaten by them in March and April.


     Portfolio Review

     The portfolio's performance closely reflected the stock market in general. We struggled during January and February when value-oriented stocks were down, but rebounded sharply in March and April as investors refocused on company fundamentals and away from speculative earnings growth estimates. As a result, many stocks of "old economy" companies (more established companies in cyclical industries, such as transportation and manufacturing) had new life breathed into them.

     Overweighting in stocks of technology companies continued to benefit the portfolio. While we enjoyed the performance of these stocks, we paid close attention to accelerating valuations. As a result, we moderately pared our exposure to technology stocks in March and April, often offsetting gains from these sales with losses incurred elsewhere in the portfolio to reduce tax implications. Many of the proceeds from these sales went toward investments in telecommunications, healthcare and media companies, where we saw more intrinsic value. Our relatively large exposure to stocks of energy companies also paid off, as rising oil prices helped boost the price of many of these stocks. Select stocks of consumer non-cyclical companies (for example, pharmaceutical and food companies) enjoyed glimpses of sunshine.

     Many companies in a variety of industries saw their stocks suffer during the quarter. Hardest hit were the stocks of companies in economically sensitive sectors, such as consumer cyclicals (entertainment and retail companies), capital goods (industrial equipment), basic industries (metals and chemicals), utilities and transportation. Stocks of financial services companies also underperformed, but since investors had already discounted the prospect of a Fed rate increase, many of these stocks fared better than they typically have during periods of interest rate anxiety.


     Outlook

     In  light  of  the  recent  focus  on  companies  with  strong   underlying
     fundamentals and positive earnings, we believe select companies in many industries offer excellent value. Although we recently pared back our technology holdings, we will continue to invest selectively in stocks of mostly non-Internet technology companies, paying close attention to valuations and long-term business prospects.

     We expect corporate profits to increase approximately 10% in 2000, as the economies of Southeast Asia and Europe continue to improve even as the U.S. economy slows. Although the Fed may have to raise short-term interest rates another 25 to 50 basis points during the next 6 to 12 months, long-term interest rates should stabilize in the 6.5% range. While volatility in the U.S. equity markets will likely continue, we believe improving global economies and a benign long-term interest rate environment may bode well for stocks of large value companies.

     RISK: The Series may invest up to 10% of net assets in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets, and may be more volatile and less liquid than the major U.S. markets. Foreign investments may also be subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Series will meet its investment objective. The Series' portfolio is actively managed and is subject to change.



     About International Series

     Market Review

     International economies showed mixed performance during the first half of the Series' fiscal year. Economic growth continued in Europe, while Japan's economy stumbled slightly and reported a decrease in Gross Domestic Product. In general, the stocks of small companies, as well as the stocks of technology and biotechnology companies, exhibited strong performance during the first half of the period, but suffered toward the end of the period as investors took profits.


     Portfolio Review

     We made very few adjustments to the Series' holdings, and focused on adding to our positions in stocks of companies we already owned. We believe many of these firms are undervalued and offer strong growth potential. The stocks of several foreign technology companies in the Series -- Internet and software companies in particular --

REPORT TO SHAREHOLDERS


     performed extremely well, as investors continue to be enamored with these types of companies. The stocks of telecommunications companies have also performed particularly well for the Series as demand for mobile data continues to grow. In addition, the stocks of industrial components companies also performed well during the quarter, a result of strong demand from the United States and increasing demand from Europe. On the other hand, the stocks of auto component companies struggled during the quarter as these companies suffered from government-induced price pressure in the United Kingdom and the rest of Europe.


     Outlook

     We believe the stocks of many technology companies have reached a temporary peak in value and we are likely to see a short-term shift back toward the stocks of the so-called "old economy," or non-technology companies. We also anticipate the European economy will continue its expansion, as higher incomes and employment rates persist. We continue to feel hopeful about the economic recovery in Asia. While there are some political issues, such as the recent death of Japanese Prime Minister Keizo Obuchi, we believe the restructuring among many Japanese corporations is promising and will likely benefit the Series' Japanese holdings over the long term. While, in the near future, we do not anticipate tremendous growth in Japan, we believe sustainable growth is likely over the long term. We will continue to examine global trends on an industry-by-industry basis, searching for the stocks of individual companies that we believe are undervalued and represent "the best of breed" in their respective industries.

     RISK: The Series will invest at least 80% of its total assets in foreign securities under normal market conditions. The Series primarily invests in small-cap securities, which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies.
     Foreign securities markets may not be subject to the same degree of regulation and may be more volatile and less liquid than major U.S. markets. Foreign investments may also be subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Series will meet its investment objective.

     The Series' portfolio is actively managed and is subject to change.



About World Bond-Debenture Series

     Market Review

     During the period, global financial markets were constantly poised for rising interest rates in the U.S. The U.S. Federal Reserve Board (the Fed) raised interest rates five times since May 1999 in an attempt to cool economic growth. For the most part, the U.S. rate hikes had a benign effect on emerging markets. This was primarily due to two factors: bonds issued in emerging markets had already experienced a price adjustment following the Asian and Russian financial crises of 1998; and emerging markets generally benefit from stronger levels of global growth and higher commodity prices regardless of interest rate changes. Therefore, a climate of improving economic performance and political stability led to increased confidence in bonds of emerging markets, such as Latin America.


     Portfolio Review

     The Series performed well during the first half of its fiscal year, largely due to the overall favorable performance of bonds issued in emerging markets, which comprise approximately 40% of the portfolio. Global high-yield bonds remained the focus for the portfolio during the period. Although convertible bonds comprised a relatively small portion of the portfolio, the pullback in the NASDAQ (which is comprised largely of technology stocks) in late March had a somewhat negative impact on the Series' performance. This is because the portfolio held a small number of both high-yield and convertible bonds of several U.S. companies in the technology, cable and telecommunications sectors, and a convertible bond typically depreciates in value as its underlying stock declines in price. However, while the global high-yield market remained under pressure, we sought value in many of the "new economy" sectors outside the U.S. These included high-yield and convertible bonds issued by technology, telecommunications and cable companies based in Europe, which is currently experiencing a technology boom similar to what happened in the U.S. several years ago. Our participation in this sector added to the Series' performance late in the period.

REPORT TO SHAREHOLDERS

     Outlook

     We believe that changing attitudes toward global growth will continue to affect the prices of emerging market and global high-yield assets. We expect higher commodity prices will generally benefit emerging markets, since many of these countries export commodities. A more protracted round of Fed interest rate hikes could limit the upside potential for emerging market assets. Yet, a great deal depends on the Fed's success in reining in U.S. economic growth. Concerns about the need for a deeper correction in U.S. equity markets could lead to more volatility. With its strategic focus, however, the Series seems well positioned to benefit from the anticipated continuation of global growth.

     RISK: The Series has the ability to invest in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments may also be subject to currency exposure. These and other risks are more fully described in the prospectus. The
     Series also has the ability to invest substantially in high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. There can be no assurance that the Series will meet its investment objective.

     The Series' portfolio is actively managed and is subject to change.



     About Alpha Series

     Market Review

     o U.S. Small-Cap Market. The combination of a strong economy and increased investor stock trading via the Internet created what we consider to be a volatile "market of extremes." During the period, we saw a continued broadening out in the stock market, as investors sought new opportunities and turned to small- and mid-sized companies. We also saw the prices of some technology and biotechnology companies rise to extraordinarily high levels. We believe that in many cases, these high prices were the result of the predominance of momentum styles of investing and excitement with everything "tech" not because of attractive valuations. For the most part, growth-oriented stocks outperformed value-oriented stocks during the quarter. However, the month of March saw value-oriented stocks make a rebound as investors obsession with technology stocks turned to strong company fundamentals. Playing spoiler to the party, the Fed twice increased short-term interest rates during the quarter in an effort to slow down the booming U.S. economy. However, fueled by strong consumer spending, the U.S. economy continued to expand at a very rapid pace.

     o International Equity Markets. International equity markets showed mixed performance as the first half of the fiscal period ended. While economic growth continued in Europe, Japan's economy was weaker. It stumbled slightly and reported a drop in Gross Domestic Product (GDP). In general, the stocks of small companies, as well as those of technology and biotechnology companies, exhibited strong performance during the first half of the fiscal year, but the stock prices of many of these companies suffered at the end of the period as investors took profits.


     Portfolio Review

     o Lord Abbett Developing Growth Fund (Approximately 30% of the Alpha Series portfolio). The Lord Abbett Developing Growth Fund continued to execute its proven philosophy of long-term investing in small-growth companies. Performance benefited from our holdings in the stocks of technology and biotechnology companies, as many of these companies enjoyed both strong earnings growth and rapid multiple expansion on their stocks. We were, however, underweighted in technology and biotechnology companies relative to the Russell 2000 Growth Index,* because many of the stocks are, in our opinion, overvalued. Despite the volatility of small company growth stocks toward the end of the period, we believe the Fund continues to offer excellent growth potential over the long term.

     o Lord Abbett Research Fund -- Small-Cap Value Series (Approximately 30% of the Alpha Series portfolio). In response to the significant gyrations of the stock market, we rotated in and out of stocks a bit more than usual. Our overweighting in stocks of technology companies and our underweighting in stocks of financial services companies were the biggest contributors to the Fund's positive performance. We maintained a few investments in financial company stocks that we feel had an advantage over others in the industry. But on the whole, we avoided companies in this area given the recent rise in interest rates. We were very pleased with the strong performance of some of the technology company stocks in the portfolio. We paid close attention to price targets and valuations for the stocks of technology companies because of their rapid price movements. We still have a favorable outlook for select companies in the technology sector, though many are, in our opinion, tremendously overvalued. We increased our exposure to energy company stocks during the quarter. Strong global growth and rising oil prices have created excellent opportunity for our stocks of oil service companies. The Series' holdings in stocks of retail companies hurt performance. With consumer spending focused on other areas of the economy, such as technology, and consumer confidence waning, many of our stocks of retail and household companies suffered. Stocks of materials and processing companies turned in mixed results, but our overweighting in strong performing companies helped buoy the Series' performance in that sector. We maintained the Series' weighting of companies involved in healthcare at about 10% and entered new positions in healthcare services stocks, many of which have begun to benefit from the lifting of government regulations.

     o Lord Abbett Securities Trust -- International Series (Approximately 40% of the Alpha Series portfolio). We made few adjustments to the Series' holdings, instead focusing on adding to our positions in stocks of companies we already owned. We believe many of these firms are undervalued and offer strong growth potential. The stocks of several foreign technology companies in the Series -- Internet and software companies in particular -- performed extremely well, as investors continued to be enamored with these types of companies. The stocks of telecommunications companies have done particularly well in the Series as demand for mobile data continues to grow. On the other hand, the stocks of auto component companies struggled during the quarter as these companies suffered from government-induced price pressure in the United Kingdom and the rest of Europe.


          Outlook

     o U.S. Small-Cap Market. While the recent relative outperformance of small companies is encouraging, we remain watchful of the Fed's attempt to slow the booming U.S. economy. We believe the best course of action, in the stock market's current volatility, is to continue making long-term investments. The stocks of small companies with strong management, visionary business plans and attractive valuations offer investors long-term opportunity. Should economic growth remain strong, we believe the prospect for earnings growth for small companies remains excellent. Additionally, we believe that the valuations of many different types of small companies are attractive, especially as compared to the stocks of larger companies.

     o International Equity Markets. We believe the stocks of many technology companies have reached a temporary peak in value and we are likely to see a short-term shift back toward the stocks of the so-called "old economy," or non-technology companies. We also anticipate the European economy will continue its expansion, as higher incomes and employment rates persist. We continue to feel hopeful about the economic recovery in Asia. While there are some political issues, such as the recent death of Japanese Prime Minister Keizo Obuchi, we believe the restructuring among many Japanese corporations is promising and will likely benefit the Series' Japanese holdings over the long term. While we do not anticipate tremendous growth in Japan during the next quarter, we believe slow sustainable growth is likely over the long term. We will continue to examine global trends on an industry-by-industry basis, searching for the stocks of individual companies that we believe are undervalued and represent "the best of breed" in their respective industries.

          *The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values and is not available for direct investment. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

          RISK: The underlying Funds in the Series primarily invest in small-cap securities, which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Foreign securities markets may not be subject to the same degree of regulations and may be more volatile and less liquid than major U.S. markets. Foreign investments may also be subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Series will meet its investment objective.

          The underlying Funds in the Series' portfolio are actively managed and are subject to change.

WHEN WE SHOP FOR STOCKS, WE SHOP FOR BARGAINS

          When it comes to stock selection, the portfolio manager of the Growth & Income Series tries to be a savvy buyer. We have an experienced team of financial professionals whose approach includes elements similar to those taken by smart shoppers.

          When you think about how you shop, you realize that you like to find bargains.

          Savvy shoppers often check out the sales racks to find items with a low price tag. Of course, just because "the price is right" does not mean that a product is worth buying. A smart shopper will carefully inspect the item, checking it for defects and overall quality. Another important test required by the smart shopper: usability and function. If the item is not in style, or is something that would not likely be used, there is probably no point in buying it.

          Quantitative Research:

          Performed on a universe of the 1,000 largest U.S. and multinational companies to identify those stocks that we believe represent the best bargains: a "low price tag."

          Fundamental Research:

          Conducted to assess a company's operating environment, resources and strategic plans, and to determine its prospects for exceeding the earnings expectations reflected in its stock price: "overall quality."

          Business Cycle Analysis:

          Used to assess the economic and interest-rate sensitivity of the Series' portfolio. This analysis helps the investment management team assess how adding or eliminating stocks changes a portfolio's overall sensitivity to economic activity and interest rates: "Is it in style?"

          Lord Abbett  Securities  Trust - Growth & Income Series
          Average Annual Class C Share Total Return/1/ as of 4/30/00:


-------------------------------------------------------------------------------
     [BAR CHART GRAPHIC OMITTED]

The statistical contents of the bar chart are as follows:

Time Period              1 Year    3 Years   5 Years   Life of Series(2)
                         ------    -------   -------   -----------------

                         6.1%      16.9%     19.0%          16.9%
-------------------------------------------------------------------------------
     Growth & Income Series

     SEC-required average annual total returns for Class C shares for the periods ended 3/31/00, with all distributions reinvested:


                        12.41%          19.66%        17.30%
                        ------          ------        ------
                        1 Year          3 Years       Life of Series(2)



     (1) Reflects the percent change at net asset value for Class C shares which includes the reinvestment of all distributions. The Series issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLCat 800-874-3733 and ask for the current prospectus.

     (2)  The Series commenced operations on 1/3/94.

     Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

AN EXPERIENCED GLOBAL MANAGER CAN HELP UNCOVER
GREAT COMPANIES WORLDWIDE

Lord, Abbett & Co. is a minority owner of the International Series' sub-adviser Fuji-Lord Abbett International, Limited (Fuji-Lord Abbett).

Fuji-Lord Abbett is:

     o An investment management affiliate of Fuji Bank, one of the world's largest banks

     o A money manager whose services, until now, had been available only to large, institutional accounts

FIMCO-Tokyo, the majority owner of Fuji-Lord Abbett, is an asset manager with offices in London, Tokyo and New York serving the pension investment needs of many premier international companies, including(1):

                         NISSAN              Canon Inc.

                         Hitachi             SONY

A Solid Investment Strategy

Fuji-Lord Abbett's strategy is based on the timely purchase of undervalued foreign companies which have focused on benefiting from changes within their industries. Their disciplined research process involves:

     o    Examining    global   trends   to   identify    developments   on   an
          industry-by-industry basis;

     o Using this information, along with our research and experience, to try to define the ideal company within each industry; and

     o Assessing the companies in each industry to determine which are "best of breed." In other words, determining which ones best match the "ideal" company, based on a blend of both quantitative and fundamental analysis.

The International Series' portfolio currently consists of 54 companies, which meet our goal of creating a portfolio where the performance of individual holdings is not diluted across too many securities.

Lord Abbett Securities Trust - International Series

Total Returns Through 4/30/00(2):
-------------------------------------------------------------------------------
     [BAR CHART GRAPHIC OMITTED]

The statistical contents of the bar chart are as follows:

Time Period:             1 Year    3 Years    Life of Series(3)
                         ------    -------    -----------------
Percent Change:          11.1%      18.4%          18.4%

-------------------------------------------------------------------------------

International Series

SEC-required average annual total return for Class A shares at the maximum sales
charge  of  5.75%  for  the  periods  ended  3/31/00,   with  all  distributions
reinvested:

      39.00%         22.00%
      ------         ------
     1 Year     Life of Series(3)


(1) No representation is made as to whether the clients listed approve or disapprove of FIMCO-Tokyo, Fuji-Lord Abbett International, Limited or the advisory services they have provided. The clients listed were included based on a high level of name recognition on the part of the general public and not based on any other criteria.

(2) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(3)  The Series commenced operations on 12/13/96.

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE FLEXIBILITY YOU NEED TO PURSUE
OUTSTANDING BOND PERFORMANCE WORLDWIDE

     Ask More from Your Fixed-Income Investments

     Would you like to earn more current income while reducing overall risk in your portfolio? Diversifying your current bond portfolio outside the United States may potentially be an effective way to pursue both objectives.

     Lord Abbett Securities Trust - World Bond-Debenture Series seeks high current income and capital appreciation. The Series' unlimited ability to participate in both U.S. and foreign debt markets may provide substantial yield advantages as compared with investing solely in U.S. bonds. The decision to diversify into non-U.S. bonds may also make sense from a risk-diversification standpoint since the economies underlying foreign markets are not necessarily synchronized with the U.S. economy.


     4-Way Portfolio Focus

     The centerpiece of World Bond-Debenture Series is a strategic flexibility that enables it to "go where the yield is" and pursue outstanding bond investment opportunities worldwide.

     As a preliminary step, the Series' experienced portfolio management team conducts extensive research into economic, political and market factors to uncover value among economic regions and individual countries. The team's regional and country decisions are then supplemented by asset allocation strategies for:

     o High-Yield Corporate Debt: The Series' lower-rated debt holdings pay high income and help to minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.(1)

     o High-Grade Debt: High-quality corporate issues, U.S. Government and other sovereign-backed securities provide a dependable stream of current income.

     o Equity-Related Securities: Capital appreciation is sought by investing in convertible bonds that may be exchanged for common stock. When the stock of the underlying company rises, these equity-related issues generally increase in value.

     o    Emerging-Market   Debt:   Emerging-market   debt  securities   provide
          attractive high-income opportunities. Price appreciation may result from rating upgrades of country debt.(2)


     Lord Abbett Securities Trust - World Bond-Debenture Series

     Total Returns Through 4/30/00(3):
-------------------------------------------------------------------------------
     [BAR CHART GRAPHIC OMITTED]

The statistical contents of the bar chart are as follows:

Time Period:             1 Year     Life of Series(3)
                         ------    ------------------
Percent Change:          0.9%             4.6%

-------------------------------------------------------------------------------
     World Bond-Debenture Series

     SEC-required average annual total return for Class A shares at the maximum sales charge of 4.75% for the periods ended 3/31/00, with all distributions reinvested:


      0.10.%          3.46%
      ------         ------
     1 Year     Life of Series(4)


     (1) High-yield/lower-rated bonds are considered to be speculative with respect to the payment of interest and the return of principal, and involve greater risks than higher-grade issues, in that they are especially subject to adverse changes in general market conditions and in the financial condition of the issuers, and to price fluctuation in response to changes in interest rates.

     (2) Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments may also be subject to currency exposure.

     (3) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

     (4)  The Series commenced operations on 12/18/97.

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THREE GREAT SMALL-CAP FUNDS
MAKE ONE GREAT CORE INVESTMENT

     Don't Chase Past Small-Cap Performance Investing in small companies that are industry leaders or offer breakthrough products can be very rewarding. U.S. growth, U.S. value and international small-cap markets, however, seldom move in the same direction at the same time. This means investors who chase small-cap returns by investing in sectors with the best recent results are often disappointed when the sector they choose fails to produce the highest immediate returns.

     Choose Lord Abbett's Unique "Fund of Funds" Approach We believe Lord Abbett Securities Trust - Alpha Series is a smart way to tap the potential of the small-cap arena (generally, companies with market capitalizations of less than $2 billion) and merits your consideration as a core investment. The Series' "fund of funds" approach accesses three distinct portfolios and management teams.

     o For U.S. Small-Cap Growth Exposure: Lord Abbett Developing Growth Fund invests in stocks of small growing companies, many of which are highly specialized and in niche markets (approximately 30% of Alpha Series portfolio).

     o    For  U.S.  Small-Cap  Value  Exposure:  Lord  Abbett  Research  Fund -
          Small-Cap Value Series invests in stocks of established undervalued small companies (approximately 30% of Alpha Series portfolio).

     o For International Small-Cap Exposure: Lord Abbett Securities Trust - International Series invests mainly in stocks of small international companies (approximately 40% of Alpha Series portfolio).

     Please note that the Alpha Series portfolio is actively managed and that its percentage allocations may change from time to time.


     For Equity Unique "Fund of Funds" Benefits

     o Provides potentially higher returns by diversifying globally among small-cap markets.

     o Potentially dampens portfolio risk by spreading investment decisions among three distinct management teams.

     o    Eliminates the need to expensively reallocate your small-cap assets.

     Lord Abbett Securities Trust - Alpha Series

     Total Returns Through 4/30/00(1):

-------------------------------------------------------------------------------
     [BAR CHART GRAPHIC OMITTED]

The statistical contents of the bar chart are as follows:

Time Period              1 Year     Life of Series(2)
                         ------     -----------------
Percent Change             13.6%          12.3%

-------------------------------------------------------------------------------
     Alpha Series

     SEC-required average annual total return for Class A shares at the maximum sales charge of 5.75% for the periods ended 3/31/00, with all distributions reinvested:


                        32.60%             12.30%
                        ------             ------
                        1 Year             Life of Series(2)

     (1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor llc at 800-874-3733 and ask for a current prospectus.
     (2)  The Series commenced operations on 12/29/97.

     Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

IMPORTANT INFORMATION

Results quoted herein reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. If used as sales material after 6/30/2000, this report must be accompanied by Lord Abbett Performance Quarterly for the most recently completed calendar quarter.

Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries


                               Statement of Net Assets (unaudited)
                               Growth & Income Series April 30, 2000

                               Investments                                                                   Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.22%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense 1.47%     Boeing Co.-World's leading commercial aircraft manufacturer                      90,800     $ 3,603,625
-----------------------------------------------------------------------------------------------------------------------------------
Aluminum 1.95%              Alcoa, Inc.-Largest U.S. aluminum producer                                       73,700       4,781,287
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original        Delphi Automotive Systems Corp.-Supplier of automotive components,
Equipment .16%              integrated systems and modules                                                   21,037         402,333
-----------------------------------------------------------------------------------------------------------------------------------
Automotive .79%             General Motors Corp.-Worldwide auto producer                                     20,600       1,928,675
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Money Center 2.61%   Bank of New York Co., Inc.-Provides a complete range of banking and
                            other financial services to corporations and individuals worldwide               61,800       2,537,662
                            Chase Manhattan Corp.-Major money-center bank holding company                    53,800       3,876,962
                            Total                                                                                         6,414,624
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Regional 6.40%       Bank One Corp.-Leading bank holding company                                     115,840       3,533,120
                            Comerica, Inc.-Midwestern regional bank holding company                          42,150       1,786,106
                            First Tennessee National Corp.-Provides a range of financial services           131,700       2,502,300
                            Fleet Boston Corp.-Provides a range of financial services                        53,061       1,880,349
                            Mellon Financial Corp.-Commercial bank located in Pittsburgh, PA                100,000       3,212,500
                            Wells Fargo & Co.-A diversified financial services company providing
                            banking, insurance, investments, mortgage and consumer finance                   68,200       2,800,463
                            Total                                                                                        15,714,838
-----------------------------------------------------------------------------------------------------------------------------------
Cable Services 2.57%        Time Warner, Inc.-A major entertainment and communications firm                  70,000       6,295,625
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals 2.47%             Dow Chemical Co.-Leading global chemical producer                                27,700       3,130,100
                            Rohm & Haas Co.-Manufacturer of specialty chemicals and plastics                 56,200       2,002,125
                            Union Carbide Corp.-Major U.S.-based producer of plastics and chemicals          15,700         926,300
                            Total                                                                                         6,058,525
-----------------------------------------------------------------------------------------------------------------------------------
Communications Technology
1.22%                      *QUALCOMM, Inc.-Leading producer of communications technologies and products       27,600      2,992,875
-----------------------------------------------------------------------------------------------------------------------------------
Computer Services 2.87%    *Computer Sciences Corp.-Provides information technology services to
                            commercial and government markets                                                 30,300      2,471,344
                            First Data Corp.-Information supplier for credit card
                            processing and related services                                                   93,900      4,571,756
                            Total                                                                                         7,043,100
-----------------------------------------------------------------------------------------------------------------------------------
Computer: Hardware 9.29%   *Apple Computer, Inc.-Main personal computer producer                              42,000      5,210,625
                            Compaq Computer Corp.-Develops and markets hardware, software,
                            solutions and services                                                            89,800      2,626,650
                           *EMC Corp.-A supplier of high-performance storage devices and related services     31,400      4,362,638
                            International Business Machines Corp.-World's largest computer manufacturer       55,600      6,206,350
                           *Sun Microsystems, Inc.-Supplier of network computer products including workstations, servers, software, microprocessors and a
                            full range of services and support                                                47,900      4,403,806
                            Total                                                                                        22,810,069
-----------------------------------------------------------------------------------------------------------------------------------
Computer: Software 1.45%   *Oracle Corp.-Supplies software for enterprise information management              44,400      3,549,225
-----------------------------------------------------------------------------------------------------------------------------------
Conglomerates 2.24%         Honeywell International, Inc.-A diversified technology and manufacturing
                            company with operations around the world                                          51,900      2,906,400
                            Minnesota Mining & Manufacturing Co.-Diversified global
                            manufacturer of value-added industrial, consumer and medical products             30,000      2,595,000
                            Total                                                                                         5,501,400



                                                                                                                              9


                                    Statement of Net Assets (unaudited)
                                    Growth & Income Series April 30, 2000

                               Investments                                                              Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
Drugs 6.22%                    American Home Products Corp.-Producer of drugs, food, housewares,
                               packaged medicine and medical products                                      83,500      $ 4,691,656
                               Bristol-Myers Squibb Co.-Major worldwide pharmaceutical concern with interests in infant nutrition, non-prescription medications, medical
                               devices and toiletries                                                      51,500        2,700,531
                               Pharmacia Corp.-Manufactures and sells pharmaceuticals, agricultural
                               products and food ingredients                                               87,703        4,379,669
                               SmithKline Beecham plc ADR-Major U.K.-based health care company             50,700        3,485,625
                               Total                                                                                    15,257,481
----------------------------------------------------------------------------------------------------------------------------------
Electric Power 3.29%           Dominion Resources, Inc.-Diversified utility holding company in
                               Virginia and northeastern North Carolina                                    63,600        2,862,000
                               Duke Energy Corp.-Electric utility company serving North
                               and South Carolina                                                          45,700        2,627,750
                               Unicom Corp.-Produces, purchases, transmits, distributes and sells
                               electricity across northern Illinois                                        65,200        2,591,700
                               Total                                                                                     8,081,450
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment 1.27%     Emerson Electric Co.-Diversified manufacturer of consumer and industrial
                               electrical components                                                       27,600        1,514,550
                               Rockwell International Corp.-Leading producer of space systems, electrical and electronic products including defense, telecommunications
                               and factory automation systems                                              40,700        1,602,563
                               Total                                                                                     3,117,113
----------------------------------------------------------------------------------------------------------------------------------
Electrical: Household .17%    *Energizer Holdings, Inc.-Manufactures dry cell batteries and flashlights    24,000          409,500
----------------------------------------------------------------------------------------------------------------------------------
Electronics 1.07%             *Agilent Technologies, Inc.-Provides solutions to markets within the
                               communications, electronics, life sciences and health care industries       29,600        2,623,300
----------------------------------------------------------------------------------------------------------------------------------
Electronics:
Semiconductor 2.80%            Texas Instruments, Inc.-Major producer of semiconductors and
                               electronic equipment                                                        42,200        6,873,325
----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services    Schlumberger Ltd.-Provider of oilfield services                             52,100        3,988,906
2.68%                          Transocean Sedco Forex, Inc.-An offshore drilling contractor                54,918        2,581,146
                               Total                                                                                     6,570,052
----------------------------------------------------------------------------------------------------------------------------------
Financial Services 1.51%       Morgan Stanley Dean Witter & Co.-Major brokerage and credit card company    48,400        3,714,700
----------------------------------------------------------------------------------------------------------------------------------
Financial: Miscellaneous .61%  FNMA-America's largest supplier of conventional home mortgages              25,000        1,507,813
----------------------------------------------------------------------------------------------------------------------------------
Food 4.05%                     Best Foods-Producer of diversified packaged foods                           91,700        4,607,925
                               General Mills, Inc.-A leading producer of consumer foods and operator
                               of restaurant chains                                                        69,100        2,513,513
                               Ralston-Ralston Purina Group-Produces and sells dog and cat foods           72,000        1,273,500
                               Sara Lee Corp.-A diversified maker of branded food products, apparel
                               and household consumer products                                            103,500        1,552,500
                               Total                                                                                     9,947,438
----------------------------------------------------------------------------------------------------------------------------------
Health Care Services 2.71%     CIGNA Corp.-Multi-line insurance and medical services company               51,100        4,075,225
                               UnitedHealth Group, Inc.-Owns and manages organized health systems
                               in the United States and internationally                                    38,700        2,580,806
                               Total                                                                                     6,656,031
----------------------------------------------------------------------------------------------------------------------------------
Hospital Supplies .93%         Baxter International, Inc.-World's leading distributor and major
                               manufacturer of hospital supplies and related medical equipment             35,000        2,279,375
----------------------------------------------------------------------------------------------------------------------------------
Insurance 4.91%                Ace Ltd.-Insurance holding company specializing in property and
                               casualty coverage                                                          247,100        5,914,956
                               American General Corp.-A leading provider of financial services, including life/health insurance, annuities, consumer credit and
                               mortgage financing                                                          33,600        1,881,600
                              *MetLife, Inc.-Provides insurance and financial services to a range
                               of individual and institutional customers                                  256,800        4,253,250
                               Total                                                                                    12,049,806
----------------------------------------------------------------------------------------------------------------------------------
Machinery: Agriculture .54%    Deere & Co.-World's largest manufacturer of farm equipment                  32,800        1,324,300
----------------------------------------------------------------------------------------------------------------------------------
Natural Gas 3.56%              Columbia Energy Group-Utility holding company and natural gas distributo    45,000        2,823,750
                               NICOR, Inc.-Natural gas distributor in Illinois                             70,000        2,371,250
                               The Coastal Corp.-A diversified gas pipeline company                        70,400        3,533,200
                               Total                                                                                     8,728,200
----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated                BP Amoco plc ADR-Major integrated petroleum and natural gas
International 7.29%            company with sizeable interests in chemicals                                74,868        3,818,268
                               Chevron Corp.-Worldwide petroleum company with important interests in
                               chemicals and minerals                                                      32,400        2,758,050


10

                                    Statement of Net Assets (unaudited)
                                    Growth & Income Series April 30, 2000

                               Investments                                                               Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
                               Exxon Mobil Corp.-Operates petroleum and petrochemicals businesses
                               on a worldwide basis                                                        145,606     $ 11,311,766
                               Total                                                                                     17,888,084
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Refining .51%             Tosco Corp.-Refines and markets petroleum products                           39,200        1,256,850
-----------------------------------------------------------------------------------------------------------------------------------
Paper and Forest               Champion International Corp.-Produces and sells wood products
Products 2.50%                 and paper for business communications, commercial printing,
                               publications and newspapers                                                  54,100        3,557,075
                               Georgia Pacific Corp.-Producer of paper and forest products                  70,100        2,576,175
                               Total                                                                                      6,133,250
-----------------------------------------------------------------------------------------------------------------------------------
Publishing .41%                Tribune Co.-Major Chicago-based newsprint company                            25,900        1,006,863
-----------------------------------------------------------------------------------------------------------------------------------
Retail 2.30%                  *Consolidated Stores Corp.-Major U.S. retailer specializing in
                               closeouts and toys                                                          176,200        2,191,488
                               Wal-Mart Stores, Inc.-Largest U.S. discount retailer                         62,400        3,455,400
                               Total                                                                                      5,646,888
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications 9.34%       AT&T Corp.-Global telecommunications giant                                  100,500        4,692,093
                               Alltel Corp.-Regional telephone holding company                              35,700        2,378,512
                               Bell Atlantic Corp.-Regional telephone company                               58,700        3,477,975
                               BellSouth Corp.-Regional telephone company                                   62,400        3,038,100
                              *MCI WorldCom, Inc.-Diversified telecommunications company                    87,562        3,978,598
                               SBC Communications, Inc.-Regional telephone monopoly                         41,000        1,796,313
                               Sprint Corp. (FON Group)-Third-largest long-distance
                               telephone system                                                             40,000        2,460,000
                              *Sprint Corp. (PCS Group)-Nationwide wireless communications                  20,000        1,100,000
                               Total                                                                                     22,921,591
-----------------------------------------------------------------------------------------------------------------------------------
Transportation: Miscellaneous  United Parcel Service, Inc. Class B-Delivers packages and
1.06%                          documents throughout the United States and in other countries                39,300        2,613,450
                               Total Investments in Common Stocks (Cost $159,543,079)                                   233,703,061
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 5.12%
-----------------------------------------------------------------------------------------------------------------------------------
                               Associates Corp. NA 6.03% due 5/1/2000                                  $ 1,740,000        1,740,000
                               Prudential Funding Corp. 6.03% due 5/1/2000                              10,820,000       10,820,000
                               Total Short-Term Investments (Cost $12,560,000)                                           12,560,000
-----------------------------------------------------------------------------------------------------------------------------------
                               Total Investments 100.34% (Cost $172,103,079)                                            246,263,061
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities (.34)%
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         97,406
-----------------------------------------------------------------------------------------------------------------------------------
Receivables for:               Securities sold                                                                           12,187,053
                               Capital stock sold                                                                         1,223,267
                               Dividends                                                                                    239,469
                               Total Other Assets                                                                        13,747,195
-----------------------------------------------------------------------------------------------------------------------------------
Payables for:                  Securities purchased                                                                      13,838,197
                               Capital stock reacquired                                                                     174,128
                               Other                                                                                        569,404
                               Total Liabilities                                                                         14,581,729
-----------------------------------------------------------------------------------------------------------------------------------
                               Total Other Assets, Less Liabilities                                                        (834,534)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.00%                                                                                                     $245,428,527
-----------------------------------------------------------------------------------------------------------------------------------

                               Class A Shares-Net asset value
                                 ($123,013,284 / 11,412,669 shares outstanding)                        $10.78

                               Maximum offering price (net asset value plus
                                 sales charge of 5.75% of the offering price)                          $11.44

                               Class B Shares-Net asset value
                                 ($14,220,628 / 1,326,850 shares outstanding)                          $10.72

                               Class C Shares-Net asset value
                                 ($108,194,615 / 10,135,192 shares outstanding)                        $10.68

                              *Non-income producing security.
                               ADR American Depositary Receipt.
                               See Notes to Financial Statements.


                                                                                                                                 11



                               Statement of Net Assets (unaudited)
                               International Series April 30, 2000

                         Investments                                                                       Shares       US$ Value
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks 92.08%
---------------------------------------------------------------------------------------------------------------------------------
Australia 2.07%         *Novogen Ltd.-Biotechnology company specializing in plant
                         sterol-based OTC and eventually ethical pharmaceutical products               2,900,000      $ 5,856,344
---------------------------------------------------------------------------------------------------------------------------------
Canada 11.77%           *Ballard Power Systems, Inc.-Designs, manufactures and develops methanol- or hydrogen-based fuel cells that are the only true zero
                         emission power source for vehicles                                              250,000       20,673,014
                        *Burntsand, Inc.-An electronic business solutions integrator, focusing
                         on the business-to-business environment                                       1,000,000        4,792,764
                        *EcomPark, Inc.-A supplier of fully integrated Internet solutions to
                         major corporations as well as an Internet company incubator fund              3,120,000        3,664,642
                         Timberwest Forest Corp.-Forestry land block consolidator that also
                         operates the assets to produce timber and pulp                                  600,000        4,212,232
                         Total                                                                                         33,342,652
---------------------------------------------------------------------------------------------------------------------------------
France 12.18%            Alcatel-Supplier of telecommunication systems and solutions to
                         major telecompanies                                                              40,000        9,270,270
                         Cap Gemini SA-Offers computer consulting services                                30,000        5,889,348
                        *Guillemot Corp.-Designs, manufactures and distributes computer sound
                         and video cards and gaming peripherals                                          142,800        7,397,675
                         UBI Soft Entertainment SA 3.8% Conv. Debt due 7/16/2005-One of the
                         largest producers, translators and distributors of electronic games
                         software in Europe                                                               13,475          698,065
                        *UBI Soft Entertainment SA-One of the largest producers, translators and
                         distributors of electronic games software in Europe                             242,375       11,223,394
                         Total                                                                                         34,478,752
---------------------------------------------------------------------------------------------------------------------------------
Germany 21.08%           CeWe Color Holding AG-The biggest independent photographic
                         laboratories group worldwide                                                    319,055        6,959,355
                         Eigner & Partner-A major software developer                                       9,979        2,834,036
                        *LHS  Group,   Inc.-Leading   global  provider  of
                         client/server, modular, customer care and billing
                         services to telecom  utilities                                                  150,000        5,862,083

                         Marschollek  Laut  Und   Part - Germany's   largest
                         independent    personal   life    insurance   and
                         investment consultancy services                                                  30,000       15,868,521

                         MobilCom  AG - Provides mobile telephone service in
                         Germany                                                                          45,000        5,521,264

                         SAI Automotive AG - Europe's largest  supplier of specialist  car
                         interior  modules,  cockpits  and  doors                                        144,325        1,016,566

                         SAP  AG  Non  Vtg  Pref Dem - World's fourth-largest software
                         firm, dominating the global   market  for relational database and
                         software  tools                                                                  12,500        5,862,083

                         SKW  Trostberg AG - Specialist niche chemical firm producing additives, coverings,  adhesives,  anti-corrosive
                         paints  and oil well  drilling  products                                        390,000         2,392,548


                        *Vectron Systems AG - Manufactures and markets electronic cash-register
                         systems and related data communications software                                140,000        7,049,041
                         Vossloh AG - Manufacturer of electrical lighting equipment as well
                         as railway truck fasteners and the related installation equipment               200,000        3,090,090
                        *W.E.T.  Automotive Systems AG-Leading global supplier of car seat
                         heating systems                                                                  90,000        3,239,141
                         Total                                                                                         59,694,728
---------------------------------------------------------------------------------------------------------------------------------
Japan 19.80%             Asahi Chemical Industry Co., Ltd.-Produces synthetic fibers, industrial
                         chemicals, petrochemicals, plastics, rubber and food products                   800,000        4,598,892
                         Colin Corp.- Manufactures monitoring equipment for patients, including
                         blood pressure monitors, biodata monitors, tonometers and other monitors         39,000        4,721,812
                         Honda Tsushin Kogyo Co., Ltd.-Develops, designs, manufactures and markets
                         electrical connectors                                                           107,500        4,023,799
                         Japan Asia Investment Co., Ltd.-Invests in and offers consulting and
                         information services to small and medium-sized private companies                750,000        4,124,308
                         Katokichi Co., Ltd.-Manufactures and sells frozen and processed food products   312,000        7,583,735
                         Nomura Securities Co., Ltd.-A comprehensive financial service company           320,000        8,044,364
                         Omron Corp.-Manufactures components, equipment and systems for
                         factory automation                                                              270,800       7,358,153
                         Park24 Co., Ltd.-Operates hourly parking lots and sells
                         parking-related machinery and tools                                              75,000       9,274,494
                         Toyoda Gosei Co., Ltd.-Manufactures resin and rubber parts                      110,000        6,353,975
                         Total                                                                                         56,083,532
---------------------------------------------------------------------------------------------------------------------------------
Netherlands 1.71%        Getronics NV-Provides computer products and computer services
                         around the world                                                                 80,000        4,769,645
                         Stork NV-Engineering and service company focused on aircraft parts,
                         processing machinery and food manufacturing equipment                             6,500           80,342
                         Total                                                                                          4,849,987


12


                                   Statement of Net Assets (unaudited)
                                   International Series April 30, 2000

                        Investments                                                                   Shares          US$ Value
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom 23.47%   Ashtead Group plc-Major construction plant and machinery hire firm            2,000,000      $ 2,858,440
                        DBS Management plc-Supplies independent financial advisors with
                        financial product evaluation and administration software and services         1,665,319        5,122,404
                        First Technology plc-Designs and manufactures equipment and systems
                        for auto safety                                                                 944,500        6,485,381
                       *Gameplay.com plc-Operates an Internet Web site which allows users
                        to purchase and sample computer games                                           997,000        4,452,914
                        Hays plc-Offers a wide variety of business services such as
                        records storage and building maintenance                                       1,000,000        6,854,819
                        Jarvis plc-Specialist engineering and service company focused on
                        the installation and maintenance of related track and signals                  1,000,000        2,244,808
                        London Bridge Software Holdings plc-Develops software solutions
                        and provides consultancy and related services for credit risk management          79,300        4,306,812
                        Mayflower Corp. plc-Specialist supplier of bus, coach and car bodies           2,750,000        6,023,696
                       *NXT plc-Makes high-quality loudspeakers and has developed the first
                        commercial flat-panel speaker                                                    700,000       12,831,910
                        Pilkington plc-Manufactures and distributes glass for the building
                        and automotive markets                                                         4,081,585        4,470,223
                        Precoat International plc-Processes and distributes precoated
                        steel in Europe and North America                                                760,000        1,357,759
                        Regal Hotel Group plc-Owns and operates more than 100 medium quality,
                        medium-sized UK-based hotels and inns                                          5,000,000        1,708,850
                        Trifast plc-Distributes and manufactures industrial fasteners,
                        particularly for electronics and electrical products                             465,000        7,476,607
                        UTD Assurance Group-A major insurance provider                                 3,500,000          271,863
                        Total                                                                                          66,466,486
---------------------------------------------------------------------------------------------------------------------------------
                        Total Investments in Common Stocks (Cost $228,884,291)                                        260,772,481
---------------------------------------------------------------------------------------------------------------------------------
Short-Term
Investment 7.35%
---------------------------------------------------------------------------------------------------------------------------------
                        FHLMC Discount Note 5.88% due 5/1/2000 (Cost $20,803,201)                   $ 20,803,201      20,803,201
--------------------------------------------------------------------------------------------------------------------------------
                        Total Investments 99.43% (Cost $249,687,492)                                                 281,575,682
--------------------------------------------------------------------------------------------------------------------------------
Other Assets,
Less Liabilities .57%
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     146,341
--------------------------------------------------------------------------------------------------------------------------------
Receivables for:        Securities sold                                                                               19,385,000
                        Capital stock sold                                                                             2,759,064
                        Dividends                                                                                        621,079
                        Total Other Assets                                                                            22,911,484
--------------------------------------------------------------------------------------------------------------------------------
Payables for:           Securities purchased                                                                          20,799,802
                        Capital stock reacquired                                                                         181,513
                        Other                                                                                            305,575
                        Total Liabilities                                                                             21,286,890
--------------------------------------------------------------------------------------------------------------------------------
                        Total Other Assets, Less Liabilities                                                           1,624,594
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.00%                                                                                                  $283,200,276
--------------------------------------------------------------------------------------------------------------------------------

                     Class A Shares-Net asset value ($139,830,236 / 9,032,028 shares outstanding)                         $15.48
                     Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)            $16.42
                     Class B Shares-Net asset value ($33,039,320 / 2,154,439 shares outstanding)                          $15.34
                     Class C Shares-Net asset value ($26,060,014 / 1,699,784 shares outstanding)                          $15.33
                     Class P Shares-Net asset value ($1,418.87 / 91.51 shares outstanding)                                $15.51
                     Class Y Shares-Net asset value ($84,269,287 / 5,404,898 shares outstanding)                          $15.59
                    *Non-income producing security.
                     See Notes to Financial Statements.


                                                                                                                         13



                               Statement of Net Assets (unaudited)
                               International Series April 30, 2000

                                                                                             Principal Amount
                     Investments                                                      In Local Currency (000)          US$ Value
--------------------------------------------------------------------------------------------------------------------------------
Investments in Securities 97.44%
--------------------------------------------------------------------------------------------------------------------------------
Foreign 74.48%
--------------------------------------------------------------------------------------------------------------------------------
Argentina 1.79%                Republic of Argentina Zero coupon due 2001                             USD   225       $  205,425
--------------------------------------------------------------------------------------------------------------------------------
Brazil 3.58%                   Marlim Petro 13.125/2004+                                              USD   250          257,500
                               Republic of Brazil Zero coupon due 2024                                USD   200          153,510
                               Total                                                                                     411,010
--------------------------------------------------------------------------------------------------------------------------------
Bulgaria 2.62%                 Bulgaria Zero coupon due 2011                                          USD   400          301,000
--------------------------------------------------------------------------------------------------------------------------------
Canada 3.06%                   Call-Net Enterprises, Inc. 0 to 2003, 8.94 to 2008**                   USD   350          138,250
                               Clearnet Communications 0 to 2004, 10.125 to 2009**                    USD   250          145,000
                               Rogers Communication, Inc. 8.75/2007(a)                                CAD   100           67,504
                               Total                                                                                     350,754
--------------------------------------------------------------------------------------------------------------------------------
Colombia .77%                  Republic of Colombia 9.75/2009                                         USD   100           88,000
--------------------------------------------------------------------------------------------------------------------------------
Costa Rica .80%                Banco Central Costa Rica 6.25/2010                                     USD   100           92,000
--------------------------------------------------------------------------------------------------------------------------------
France 1.67%                   AXA SA 2.5/2014(a)                                                     EUR   120          191,404
--------------------------------------------------------------------------------------------------------------------------------
Greece 2.02%                   Hellenic Republic 6.5/2014(a)                                          GRD 55,000         153,292
                               Hellenic Republic 8.9/2003(a)                                          GRD 27,000          78,774
                               Total                                                                                     232,066
--------------------------------------------------------------------------------------------------------------------------------
Indonesia 1.34%                Indah Kiat International Finance Co. 12.5/2006                         USD   200          154,000
--------------------------------------------------------------------------------------------------------------------------------
Ireland 2.01%                  Esat Telecom Group, Inc. 11.875/2009(a)                                EUR   200          230,566
--------------------------------------------------------------------------------------------------------------------------------
Kazakhstan 2.38%               Republic of Kazakhstan 13.625/2004+                                    USD   250          273,750
--------------------------------------------------------------------------------------------------------------------------------
Malaysia 1.32%                 Malaysia 8.75/2009                                                     USD   150          151,973
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Mexico 9.57%                   Coca-Cola Femsa SA de CV 8.95/2006                                     USD   250          252,500
                               Grupo Minero Mexico SA 8.25/2008                                       USD   250          213,750
                               Grupo Televisa SA 0 to 2001, 13.25 to 2008**                           USD   350          344,750
                               TV Azteca SA de CV 10.5/2007                                           USD   200          184,500
                               United Mexican States 9.875/2005                                       USD   100          103,125
                               Total                                                                                   1,098,625
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Netherlands 10.27%             ASM Lithography Holding CV 4.25/2004+                                  USD   100          120,375
                               KPNQwest BV 7.125/2009(a)                                              EUR   225          198,868
                               STMicroelectronics CV Zero coupon due 2009                             USD   115          195,978
                               United Pan-Europe Comm 0 to 2004, 12.5 to 2009**                       USD   300          151,500
                               United Pan-Europe Comm NCV 11.25/2009+                                 USD   350          329,000
                               Versatel Telecom BV 4/2005(a)                                          EUR   200          182,906
                               Total                                                                                   1,178,627
--------------------------------------------------------------------------------------------------------------------------------
Peru 1.17%                     Republic of Peru 4.5/2017                                              USD   200          134,886
--------------------------------------------------------------------------------------------------------------------------------
Philippines 2.42%              Republic of Philippines 8.875/2008                                     USD   300          278,250
--------------------------------------------------------------------------------------------------------------------------------
Republic of Korea 1.80%        Republic of Korea 8.875/2008                                           USD   200          206,768
--------------------------------------------------------------------------------------------------------------------------------
Russia 2.31%                   Russia 12.75/2028+                                                     USD   325          264,875
--------------------------------------------------------------------------------------------------------------------------------
Slovak Republic 2.20%          Slovak Wireless Finance Co. NCV 11.25/2007(a)+                         EUR   275          252,433
--------------------------------------------------------------------------------------------------------------------------------
Switzerland 1.31%              Roche Holdings, Inc. CV Zero coupon due 2015+                          USD   200          150,278
--------------------------------------------------------------------------------------------------------------------------------
Turkey 2.37%                   Republic of Turkey 11.875/2030                                         USD   250          271,875
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom 15.11%          Colt Telecom Group plc CV 2/2007(a)+                                   EUR   150          122,354
                               Comcast UK Cable 0 to 2000, 11.2 to 2007**                             USD   200          193,000
                               Esprit Telecom Group plc 11/2008(a)+                                   DEM   350          141,497
                               NTL, Inc. 0 to 2004, 9.75 to 2009(a)**                                 GBP   625          555,862
                               RSL Communications plc 0 to 2003, 10 to 2008(a)**                      DEM   300           81,654
                               Swiss Life Finance Ltd. Conv. 2/2003+                                  USD   150          152,062
                               Telewest Communication plc 0 to 2004, 9.25 to 2009**                   USD   300          169,500

14

                               Statement of Net Assets (unaudited)
                               World Bond-Debenture Series April 30, 2000

                                                                                             Principal Amount
                     Investments                                                      In Local Currency (000)          US$ Value
--------------------------------------------------------------------------------------------------------------------------------
                               Viatel, Inc. 11.25/2008                                                USD   200      $   179,000
                               Viatel, Inc. 11.5/2009(a)                                              EUR   150          122,483
                               Viatel, Inc. 14.5/2011                                                 USD   454           17,366
                               Total                                                                                   1,734,778
--------------------------------------------------------------------------------------------------------------------------------
Venezuela 2.59%                Republic of Venezuela 7/2007                                           USD   381          297,922
--------------------------------------------------------------------------------------------------------------------------------
                               Total Investments in Foreign Securities (Cost $8,939,658)                               8,551,265
--------------------------------------------------------------------------------------------------------------------------------
United States 22.96%
--------------------------------------------------------------------------------------------------------------------------------
                               Allbritton Communications Co. 9.75/2007                                USD   125          120,000
                               America West Airlines Inc. 10.75/2005                                  USD   100           92,500
                               Arbor Software Corp. Conv. 4.5/2005                                    USD   125          104,616
                               Chancellor Media 10.5/2007                                             USD   100          107,750
                               Charter Communication Holdings NCV 10/2009+                            USD   140          134,400
                               Fox/Liberty Networks LLC 8.875/2007                                    USD   200          201,000
                               GST Telecommunications, Inc.                                           USD  3,000 shs      10,125
                               Global Crossing Holdings Ltd. 9.625/2008                               USD   150          147,375
                               Huntsman ICI Chemicals 10.125/2009(a)                                  EUR   200          189,950
                               Iron Mountain, Inc. 10.125/2006                                        USD   150          147,000
                               Level 3 Communications, Inc. NCV 11/2008+                              USD   100           96,500
                               Merrill Lynch & Co. Conv. 1.5/2005                                     USD   200          226,500
                               Metromedia Fiber Network 10/2009                                       USD   190          181,925
                               Nextlink Communications, Inc. 0 to 2004, 12.25 to 2009**               USD   350          204,750
                               Nortek, Inc. 8.875/2008                                                USD   175          159,688
                               Orbital Imaging Corp. 11.625/2005+                                     USD   150           75,750
                               Orbital Imaging Corp. Warrants Expiring 3/1/2005*                      USD   150 shs        3,000
                               Pierce Leahy Corp. 11.125/2006                                         USD   200          205,000
                               Renaissance Media Group 0 to 2003, 10 to 2008**                        USD   100           68,500
                               Sinclair Broadcasting Group, Inc. 10/2005                              USD   100           95,875
                               Splitrock Services, Inc. 11.75/2008                                    USD    50           53,125
                               Splitrock Services, Inc. Warrants Expiring 7/15/2008*                  USD    50 shs       10,922
                               Total Investments in United States Securities (Cost $2,867,423)                         2,636,251
--------------------------------------------------------------------------------------------------------------------------------
                               Total Investments in Securities 97.44% (Cost $11,807,081)                              11,187,516
--------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities 2.56%                                                                           293,603
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.00%                                                                                                   $11,481,119
--------------------------------------------------------------------------------------------------------------------------------

                     Class A Shares-Net asset value ($8,069,663 / 888,216 shares outstanding)                              $9.09
                     Maximum offering price (net asset value plus sales charge of 4.75% of the offering price)             $9.54
                     Class B Shares-Net asset value ($1,782,002 / 196,037 shares outstanding)                              $9.09
                     Class C Shares-Net asset value ($1,629,454 / 179,614 shares outstanding)                              $9.07

                    (a)  Investments in non-U.S.  dollar-denominated  securities
                         (22.38%).   The  remaining   securities   (77.62%)  are
                         invested in U.S. dollar-denominated securities.
                    *    Non-income producing security.
                    **   Deferred-interest  debentures  pay  no  interest  for a
                         stipulated  number of  years,  after  which  they pay a
                         predetermined coupon rate.
                    +    Restricted security under Rule 144A.
                         See Notes to Financial Statements.


                                                                                                                                15

                               Statement of Net Assets (unaudited)
                               Alpha Series April 30, 2000


                               Investments                                                                Shares           Value
--------------------------------------------------------------------------------------------------------------------------------
Investments in Mutual Funds 98.99%
--------------------------------------------------------------------------------------------------------------------------------
                               Lord Abbett Developing Growth Fund, Inc.-Class Y                       3,431,939     $ 62,186,728
                               Lord Abbett Research Fund-Small-Cap Value Series-Class Y               3,498,856       60,915,083
                               Lord Abbett Securities Trust-International Series-Class Y              5,364,893       83,638,680
                               Total Investments in Mutual Funds (Cost $186,720,127)                                 206,740,491
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment .47%
--------------------------------------------------------------------------------------------------------------------------------
                               Prudential Funding Corp. 6.03% due 5/1/2000 (Cost $975,000)                               975,000
--------------------------------------------------------------------------------------------------------------------------------
                               Total Investments 99.46% (Cost $187,695,127)                                          207,715,491
--------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities .54%                                                                          1,137,665
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.00%                                                                                                  $208,853,156
--------------------------------------------------------------------------------------------------------------------------------

                    Class A Shares-Net asset value ($96,605,651 / 5,556,446 shares outstanding)                          $17.39
                    Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)            $18.45
                    Class B Shares-Net asset value ($68,191,143 / 3,955,778 shares outstanding)                          $17.24
                    Class C Shares-Net asset value ($44,056,362 / 2,557,559 shares outstanding)                          $17.23

                    See Notes to Financial Statements.


              Statements of Operations (unaudited)

                                                                                                         Six Months Ended 4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               Growth &                  World Bond-
                                                                                 Income  International     Debenture          Alpha
Investment Income                                                                Series         Series        Series         Series
-----------------------------------------------------------------------------------------------------------------------------------
Income        Dividends                                                     $ 1,669,922     $  956,666       $ 2,612     $  480,786
              Interest                                                          374,358        470,297       517,279         17,669
              Foreign taxes withheld                                              5,246        (69,763)         (653)             -
              Total income                                                    2,049,526      1,357,200       519,238        498,455
-----------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                    851,597      1,024,858        43,870        503,430
              Management fee waived                                                   -              -       (43,870)      (503,430)
              12b-1 distribution plan-Class A                                   195,191        290,077        14,667        159,000
              12b-1 distribution plan-Class B                                    59,529        152,507         8,747        325,446
              12b-1 distribution plan-Class C                                   525,094        128,153         7,839        212,569
              12b-1 distribution plan-Class P                                         -              3             -              -
              Shareholder servicing                                             196,355        324,499         9,706        278,824
              Reports to shareholders                                            26,817         50,631         1,455         32,370
              Registration                                                       25,753         37,339        21,500         36,000
              Professional                                                       24,089         32,113        13,600         21,504
              Organization                                                           -           3,344         3,429          4,296
              Trustees' fees                                                      4,306          4,657           356          3,234
              Other                                                              13,016        244,378         9,166          1,800
              Total expenses before reductions and reimbursements             1,921,747      2,292,559        90,465      1,075,043
-----------------------------------------------------------------------------------------------------------------------------------
              Expenses assumed by Lord Abbett                                         -              -       (14,316)             -
              Expenses assumed by Underlying Funds                                    -              -             -       (372,372)
              Expense reductions                                                (10,647)        (6,780)         (138)        (5,656)
-----------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                    1,911,100      2,285,779        76,011        697,015
-----------------------------------------------------------------------------------------------------------------------------------
              Net investment income (loss)                                      138,426       (928,579)      443,227       (198,560)
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Capital gains received from Underlying Funds                                          -              -             -      7,160,514
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investment and foreign currency transactions          11,874,695      4,379,166        34,637         63,091
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments
and foreign currency holdings                                                (2,930,470)    31,634,506       (35,093)    17,939,726
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                 8,944,225     36,013,672         (456)     25,163,331
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                        $ 9,082,651    $35,085,093      $442,771    $24,964,771
-----------------------------------------------------------------------------------------------------------------------------------

              See Notes to Financial Statements.
16

              Statements of Changes in Net Assets (unaudited)

                                                                                                        Six Months Ended 4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Growth &                      World Bond-
                                                                           Income   International       Debenture            Alpha
Increase (Decrease) in Net Assets                                          Series          Series          Series           Series
----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income (loss)                            $   138,426      $ (928,579)     $  443,227       $ (198,560)
              Capital gains received from Underyling Funds                      -               -               -        7,160,514
              Net realized gain from investment and foreign
              currency transactions                                    11,874,695       4,379,166          34,637           63,091
              Net change in unrealized appreciation/depreciation
              of investments and foreign currency holdings             (2,930,470)     31,634,506         (35,093)      17,939,726
              Net increase in net assets resulting from operations      9,082,651      35,085,093         442,771       24,964,771
----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
              Class A                                                           -        (478,220)       (464,417)      (1,048,831)
              Class B                                                           -             (10)        (89,377)        (421,547)
              Class C                                                           -              (8)        (80,107)        (277,906)
              Class P                                                           -              (5)              -                -
              Class Y                                                           -        (481,524)              -                -

              Total                                                             -        (959,767)       (633,901)      (1,748,284)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from
investment and foreign
currency transactions:
----------------------------------------------------------------------------------------------------------------------------------
              Class A                                                  (5,343,797)     (6,142,057)              -         (526,887)
              Class B                                                    (517,525)     (1,364,959)              -         (375,866)
              Class C                                                  (5,448,619)     (1,200,110)              -         (247,790)
              Class P                                                           -             (71)              -                -
              Class Y                                                           -      (3,805,984)              -                -

              Total                                                   (11,309,941)    (12,513,181)              -       (1,150,543)
----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                                     (11,309,941)    (13,472,948)       (633,901)      (2,898,827)
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                        43,049,557      81,210,950       1,259,226       42,503,510
              Net asset value of shares issued in reinvestment
              of dividends and distributions                           10,644,282      13,199,970         444,794        2,781,337

              Total                                                    53,693,839      94,410,920       1,704,020       45,284,847
----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                               (22,835,323)    (45,909,381)     (1,743,661)     (20,617,217)
----------------------------------------------------------------------------------------------------------------------------------

              Increase (decrease) in net assets derived from
              capital share transactions                               30,858,516      48,501,539         (39,641)      24,667,630
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                      28,631,226      70,113,684        (230,771)      46,733,574
----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                     216,797,301     213,086,592      11,711,890      162,119,582
----------------------------------------------------------------------------------------------------------------------------------
              End of period+                                         $245,428,527    $283,200,276     $11,481,119     $208,853,156
----------------------------------------------------------------------------------------------------------------------------------

             +Including overdistributed net investment income of $(86,555), $(1,086,876), $(87,131) and $(1,946,844), respectively.
See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                               Year Ended 10/31/1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         Growth &                      World Bond-
                                                                            Income   International       Debenture            Alpha
Increase (Decrease) in Net Assets                                           Series          Series          Series           Series
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income (loss)                               $ (20,389)     $  941,718     $ 1,018,911      $  (756,619)
              Capital gains received from Underlying Funds                  -               -                -              960,345
              Net realized gain (loss) from investment and
              foreign currency transactions                             11,377,605      12,524,692        (372,840)         394,029
              Net change in unrealized appreciation of investments
and foreign currency holdings                                           27,515,696       9,033,914           8,453        19,567,107

              Net increase in net assets resulting from operations      38,872,912      22,500,324         654,524        20,164,862
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
              Class A                                                     (401,032)       (567,116)       (756,894)               -
              Class B                                                       (3,850)        (20,005)       (134,119)               -
              Class C                                                      (97,485)        (17,514)       (135,827)               -
              Class Y                                                            -        (257,274)              -                -

              Total                                                       (502,367)       (861,909)     (1,026,840)               -
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized
gain from investment and foreign
currency transactions:
              Class A                                                   (2,606,705)       (150,119)       (146,447)               -
              Class B                                                     (125,113)        (30,008)        (26,529)               -
              Class C                                                   (3,168,272)        (26,271)        (29,787)               -
              Class Y                                                            -         (82,695)              -                -

              Total                                                     (5,900,090)       (289,093)       (202,763)               -
-----------------------------------------------------------------------------------------------------------------------------------

              Total distributions                                       (6,402,457)     (1,151,002)     (1,229,603)               -
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                         44,193,808     145,270,193       4,346,397       75,343,568
              Net asset value of shares issued in reinvestment of
              dividends and distributions                                5,996,380       1,166,493         854,916                -

              Total                                                     50,190,188     146,436,686       5,201,313       75,343,568
-----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                (31,767,440)   (107,731,921)     (3,048,155)     (39,667,616)
-----------------------------------------------------------------------------------------------------------------------------------

              Increase in net assets derived  from
              capital share transactions                                18,422,748      38,704,765        2,153,158      35,675,952
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                  50,893,203      60,054,087       1,578,079       55,840,814
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                        165,904,098     153,032,505      10,133,811      106,278,768
-----------------------------------------------------------------------------------------------------------------------------------
              End of year+                                            $216,797,301    $213,086,592     $11,711,890     $162,119,582
-----------------------------------------------------------------------------------------------------------------------------------

             +Including undistributed (overdistributed) net investment income of $(224,981), $801,470, $103,543 and 0, respectively.

See Notes to Financial Statements.

      Financial Highlights

      Growth & Income series


                                                                        Class A Shares                               Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                Six Months                                                Six Months
                               Ended 4/30,                        Year Ended  7/15/1996(a)  Ended 4/30,       Year Ended 6/5/1997(a)
Per Share                             2000                           10/31,     to            2000               10/31,       to
Operating Performance:         (unaudited)         1999       1998     1997   10/31/1996  (unaudited)     1999    1998    10/31/1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period $10.87        $9.15     $8.79     $7.09      $6.50        $10.85     $ 9.13    $8.80    $8.20
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (loss)  .02(e)           .04(e)    .057      .093       .028         (.01)(e)   (.04)(e)   -(d)     -(d)
      Net realized and unrealized
      gain on investments           .45             2.06       .928     1.781       .589          .44       2.10      .92      .60

      Total from investment
      operations                    .47             2.10       .985     1.874       .617          .43       2.06      .92      .60
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net
      investment income               -             (.05)     (.035)    (.099)     (.027)          -        (.01)      -        -
      Distributions from net
      realized gain                (.56)            (.33)     (.590)    (.075)        -          (.56)      (.33)    (.590)     -

      Total distributions          (.56)            (.38)     (.625)    (.174)     (.027)        (.56)      (.34)    (.590)     -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $10.78        $10.87     $9.15     $8.79      $7.09        $10.72     $10.85    $9.13    $8.80
------------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                       4.19%(c)     23.77%    11.97%    26.78%     12.10%(c)      3.91%(c)  23.17%   11.17%  7.19%(c)
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
      Expenses, including waiver    .66%(c)(f)      1.30%(f)  1.22%     1.29%       .39%(c)       .98%(c)(f)1.98%(f) 1.98%   .86%(c)
      Expenses, excluding waiver    .66%(c)(f)      1.30%(f)  1.22%     1.29%       .39%(c)       .98%(c)(f)1.98%(f) 1.98%   .86%(c)
      Net investment income (loss)  .22%(c)          .36%      .88%     1.15%       .40%(c)      (.10)%(c)  (.38)%    .09%   .01%(c)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                 Class C Shares
----------------------------------------------------------------------------------------------------------------------------------
                                   Six Months
                                                    Ended 4/30,
                                                            2000                                              Year Ended 10/31,
Per Share Operating Performance:                     (unaudited)            1999         1998        1997      1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.81          $ 9.11       $ 8.80      $ 7.09     $ 6.04     $ 5.07
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (loss)                          (.01)(e)        (.03)(e)      .011        .032       .0949      .12
      Net realized and unrealized gain on investments        .44            2.07          .889       1.790      1.0986      .97

      Total from investment operations                       .43            2.04          .900       1.822      1.1935     1.09
----------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                    -             (.01)          -         (.037)     (.1035)    (.12)
      Distributions from net realized gain                  (.56)           (.33)        (.590)      (.075)     (.04)        -

      Total distributions                                   (.56)           (.34)        (.590)      (.112)     (.144)     (.12)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.68          $10.81       $ 9.11      $ 8.80     $ 7.09     $ 6.04
----------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                             3.93%(c)       23.00%       10.94%      26.24%     20.02%     21.83%
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
      Expenses, including waiver                             .98%(c)(f)     1.98%(f)     1.98%       2.05%      1.55%      1.16%
      Expenses, excluding waiver                             .98%(c)(f)     1.98%(f)     1.98%       2.05%      2.01%      1.91%
      Net investment income (loss)                          (.09)%(c)       (.31)%        .12%        .39%      1.36%      2.06%
----------------------------------------------------------------------------------------------------------------------------------

                                                Six Months
                                                Ended 4/30,
                                                       2000                                                      Year Ended 10/31,
Supplemental Data for AllClasses:               (unaudited)          1999          1998         1997         1996           1995
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)              $245,429      $216,797      $165,904    $ 142,992   $ 113,962       $ 32,770

      Portfolio turnover rate                        33.63%        37.68%        45.83%       36.37%       23.84%        23.17%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering respective class shares.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Amount less than $.01.

(e)  Calculated using average shares outstanding during the period.

(f) The ratio includes expenses paid through an expense offset arrangement. See Notes to Financial Statements.

      Financial Highlights

      International series


                                                                       Class A Shares                               Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                       Six Months                                        Six Months
                                      Ended 4/30,              Year Ended  12/13/1996(a)  Ended 4/30,        Year Ended  6/2/1997(b)
                                             2000                  10/31,           to          2000             10/31,          to
Per Share Operating Performance:      (unaudited)         1999       1998    10/31/1997   (unaudited)    1999      1998  10/31/1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $13.90       $12.39      $10.86     $ 9.42        $13.75    $12.28    $10.83     $10.26
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
      Net investment income (loss)           (.06)(e)      .07(e)      .11(e)     .07          (.10)(e)  (.02)(e)   .02(e)    (.03)
      Net realized and unrealized gain
      on investments and foreign
      currency holdings                      2.52         1.55        1.45       1.37          2.51      1.53      1.43        .60

      Total from investment operations       2.46         1.62        1.56       1.44          2.41      1.51      1.45        .57
------------------------------------------------------------------------------------------------------------------------------------

Distributions
      Dividends from net investment income   (.06)        (.09)       (.03)        -             -       (.02)       -          -
      Distributions from net realized gain   (.82)        (.02)         -          -           (.82)     (.02)       -          -

      Total distributions                    (.88)        (.11)       (.03)        -           (.82)     (.04)       -          -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.48       $13.90      $12.39     $10.86        $15.34    $13.75    $12.28     $10.83
------------------------------------------------------------------------------------------------------------------------------------

Total Return(c)                             18.65%(d)    13.16%      14.36%     15.21% (d)    18.37% (d)12.31%    13.39%    5.56%(d)
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
      Expenses                                .83%(d)(f)  1.51%(f)    1.31%      1.23%(d)    1.11% (d)(f) 2.19%(f)  2.03%    .87%(d)
      Net investment income (loss)           (.34)%(d)     .52%        .80%       .41%(d)     (.62)% (d)(.16)%     .18%   (0.46)%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                       Class C Shares             Class P Shares                      Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------
                           Six Months                                    Six Months              Six Months
                         Ended 4/30,            Year Ended   6/2/1997(b) Ended 4/30,  3/9/1999(b) Ended 4/30,          12/30/1997(b)
Per Share                        2000              10/31,       to            2000         to          2000 Year Ended         to
Operating Performance:     (unaudited)     1999    1998     10/31/1997 (unaudited)   10/31/1999 (unaudited) 10/31/1999 10/31/1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $13.75      $12.28    $10.83    $10.26     $13.91     $12.70        $14.00     $12.41     $11.28
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations
      Net investment income (loss)(.10)(e)    (.02)(e)   .02(e)   (.03)     (.06)(e)    .08(e)     (.02)(e)    .12(e)     .15(e)
      Net realized and unrealized
      gain on investments
      and foreign
            currency holdings     2.50        1.53      1.43       .60       2.53       1.13          2.53       1.56        .98

      Total from investment
operations                        2.40        1.51      1.45       .57       2.47       1.21          2.51       1.68       1.13
-----------------------------------------------------------------------------------------------------------------------------------

Distributions
      Dividends from net
      investment income             -         (.02)       -         -        (.05)        -           (.10)      (.07)        -
      Distributions from net
      realized gain               (.82)       (.02)       -         -        (.82)        -           (.82)      (.02)        -

      Total distributions         (.82)       (.04)       -         -        (.87)        -           (.92)      (.09)        -
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $15.33      $13.75    $12.28    $10.83     $15.51     $13.91        $15.59     $14.00     $12.41
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(c)                  18.29%(d)   12.31%    13.39%     5.56%(d)  18.68%(d)   9.53%(d)     18.92%(d)  13.65%     10.02%(d)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
      Expenses                    1.11%(d)(f) 2.19%(f)  2.05%      .87%(d)    .84%(d)(f) .98%(d)(f)    .62%(d)(f)1.20%(f)    .84%(d)
      Net investment income (loss)(.62)%(d)   (.15)%     .12%    (0.46)%(d)  (.35)%(d)   .60%(d)      (.13)%(d)   .86%      1.11%(d)
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Six Months
                                                            Ended 4/30,                        Year Ended
                                                                   2000                            10/31,      12/13/1996(a)
Supplemental Data for All Classes:                          (unaudited)               1999           1998      to 10/31/1997
----------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                          $283,200          $213,087        $153,033            $37,334

      Portfolio turnover rate                                    32.02%            75.15%          20.52%            29.72%
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Commencement of offering respective class shares.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Calculated using average shares outstanding during the period.

(f)  The ratio includes expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

      Financial Highlights

      World Bond-Debenture series


                                              Class A Shares                    Class B Shares                      Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                            Six Months     Year                 Six Months     Year                Six Months     Year
                           Ended 4/30,    Ended  12/18/1997(a) Ended 4/30,   Ended  12/19/1997(b) Ended 4/30,   Ended  12/19/1997(b)
Per Share                         2000    10/31,         to           2000    10/31,        to           2000    10/31,          to
Operating Performance:     (unaudited)      1999  10/31/1998   (unaudited)     1999 10/31/1998    (unaudited)      1999   10/31/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $9.24    $9.66      $10.00          $9.24    $9.65     $10.00       $9.22     $9.65     $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations
      Net investment income         .36(e)   .83(e)      .511           .33(e)   .76(e)     .406        .33(e)    .78(e)     .395
      Net realized and unrealized
      gain (loss) on investments and
      foreign currency holdings      -      (.22)       (.425)           -      (.21)      (.372)        -       (.25)      (.361)

      Total from
      investment operations        .36         .61       .086           .33      .55        .034    .33          .53         .034
-----------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net
      investment income            (.51)    (.85)       (.426)         (.48)    (.78)      (.384)      (.48)     (.78)      (.384)
      Distributions from
      net realized gain                -    (.18)           -            -      (.18)           -        -        (.18)         -

      Total distributions          (.51)   (1.03)       (.426)         (.48)    (.96)      (.384)      (.48)     (.96)      (.384)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $9.09    $9.24      $ 9.66          $9.09    $9.24     $ 9.65       $9.07     $9.22     $ 9.65
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(c)                    3.89%(d) 6.33%        .75%(d)       3.49%(d) 5.73%       .24%(d)    3.49%(d)  5.50%       .24%(d)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
      Expenses, including waiver    .55%(d)  .89%        .55%(d)        .87%(d) 1.56%      1.28%(d)     .87%(d)  1.56%      1.28%(d)
      Expenses, excluding waiver   1.04%(d) 1.84%       1.20%(d)       1.37%(d) 2.51%      1.93%(d)    1.37%(d)  2.51%      1.93%(d)
      Net investment income        3.82%(d) 8.64%       7.08%(d)       3.50%(d) 7.91%      6.67%(d)    3.48%(d)  8.16%      6.62%(d)
-----------------------------------------------------------------------------------------------------------------------------------

                                         Six Months
                                         Ended 4/30,        Year Ended
                                                2000            10/31,      12/18/1997(a)
Supplemental Data for All Classes:       (unaudited)              1999      to 10/31/1998
-----------------------------------------------------------------------------------------
      Net assets, end of period (000)        $11,481           $11,712            $10,134

      Portfolio turnover rate                 46.39%            74.80%            159.14%
-----------------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Commencement of offering respective class shares.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Calculated using average shares outstanding during the period.

See Notes to Financial Statements.

      Financial Highlights

      Alpha series


                                           Class A Shares                        Class B Shares                       Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                            Six Months   Year                 Six Months     Year                 Six Months     Year
Year Ended                 Ended 4/30,   Ended  12/29/1997(a) Ended 4/30,    Ended 12/29/1997(a)  Ended 4/30,    Ended 12/29/1997(a)
Per Share                         2000   10/31,       to            2000    10/31,          to          2000    10/31,          to
Operating Performance:     (unaudited)    1999 10/31/1998    (unaudited)      1999  10/31/1998   (unaudited)      1999   10/31/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $15.21   $12.91     $13.52         $15.05   $12.85      $13.52         $15.04     $12.86     $13.52
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations
      Net investment
      income (loss)(d)             .01      .07      (.03)           (.05)   (.03)        (.11)       (.04)      (.04)         (.11)
      Net realized and unrealized
      gain (loss) on investments  2.49     2.23       (.58)          2.47     2.23        (.56)          2.46       2.22       (.55)

      Total from investment
      operations                  2.50     2.30       (.61)          2.42     2.20        (.67)          2.42       2.18       (.66)
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net
      investment income           (.21)      -          -            (.12)      -           -            (.12)        -          -
      Distributions
      from net realized gain      (.11)      -           -           (.11)      -           -            (.11)        -          -

      Total distributions         (.32)      -          -            (.23)      -           -            (.23)        -          -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $17.39   $15.21     $12.91         $17.24   $15.05      $12.85         $17.23     $15.04     $12.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                  16.64%(c)17.82%     (4.51)%(c)     16.20%(c)17.12%      (4.96)%(c)     16.21%(c)  16.95%  4.88)%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
      Expenses, including waiver
      and reimbursements           .17%(c)  .33%       .21%(c)        .49%(c) 1.00%        .83%(c)        .49%(c)   1.00%    .82%(c)
      Expenses, excluding waiver
      and reimbursements(e)        .60%(c) 1.20%       .85%(c)        .92%(c) 1.87%       1.48%(c)        .92%(c)   1.87%   1.46%(c)
      Net investment income (loss) .08%(c)  .15%      (.18)%(c)      (.26)%(c)(.83)%      (.81)%(c)      (.24)%(c)  (.84)% (.82)%(c)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Six Months
                                                                                Ended 4/30,        Year Ended     12/29/1997(a)
                                                                                       2000            10/31,                to
Supplemental Data for AllClasses:                                               (unaudited)              1999         10/31/1998
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                                              $208,853          $162,120           $106,279

      Portfolio turnover rate                                                          .27%             1.67%              0.01%
--------------------------------------------------------------------------------------------------------------------------------

     (a) Commencement of operations. (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
     (c) Not annualized. (d) Calculated using average shares outstanding during the period. (e) Prior period ratios have been restated to reflect the reimbursement of certain other expenses by the Underlying Funds. See Note 2 to the Financial Statements.

See Notes to Financial Statements.


Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Lord Abbett Securities Trust (the "Trust") is an open-end management investment company, organized as a Delaware business trust. The Trust currently consists of six separate portfolios ("Series")-This report covers the following four Series:
Lord Abbett Growth & Income Series ("Growth & Income Series"), Lord Abbett International Series ("International Series"), Lord Abbett World Bond-Debenture Series ("World Bond-Debenture Series") and Lord Abbett Alpha Series ("Alpha Series"). The Alpha Series invests in other funds ("Underlying Funds") managed by Lord Abbett & Co. ("Lord Abbett"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Trust: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and ask prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) Transactions denominated in foreign currencies are re corded in the Trust's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) The International and World Bond-Debenture Series may use forward currency contracts to hedge the risk to the portfolios of unfavorable movements in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at forward exchange rates or market values and any unrealized gain or loss is included in net unrealized appreciation or depre-

Notes to Financial Statements (unaudited)

ciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risks may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the Series' portfolio of investments and the U.S. dollar. (d) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated from the effect of changes in market prices of those securities in the Statements of Operations. (e) It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regu lated investment companies and to distribute all of its taxable income.
Therefore, no federal income tax provision is required. (f) Security transactions are recorded on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribu tion and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (g) Organization ex penses are amortized evenly over a period of five years.


2. Management Fee and Other Transactions with Affiliates

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and super vision of the Trust's investment portfolios. The management fee is based on average daily net assets at the rate of 0.75% per annum for International and World Bond-Debenture Series and 0.50% per annum for the Alpha Series. The management fee for Growth & Income Series is based on average daily net assets at the following annual rates: 0.75% on the first $200 million; 0.65% on the next $300 million; and 0.50% on the excess over $500 million. Lord Abbett waived its fee for the World Bond-Debenture and Alpha Series for the period ended April 30, 2000. At April 30, 2000, management fee payables were $136,084 forGrowth & Income Series and $170,800 for International Series. Lord Abbett has entered into a sub-advisory agree ment with Fuji-Lord Abbett International, Ltd. ("sub-adviser"). Lord Abbett is a minority owner of the sub-adviser. The sub-adviser furnishes investment advisory services in connection with the management of the International Series. Lord Abbett pays for the cost of the sub-adviser's services.

Each Series of the Trust has Rule 12b-1 plans and agreements with respect to one or more classes of shares as described below (the "Class A, Class B Class C, and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value ofClass A shares. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan of International Series, the Series pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net assets of the Class P shares. Class Y does not have a Rule 12b-1 plan. At April 30, 2000, the 12b-1 fees payable were $314,434 for Growth & Income Series, $185,531 for International Series, $10,077 for World Bond-Debenture Series and $195,446 for Alpha Series.

TheAlpha Series has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series. Other expenses for International Series, one of the Underlying Funds, include approximately $150,000 accrued pursuant to this Servicing Arrangement.

Distributor received the following commissions for the period ended
April 30, 2000 on sales of shares of the Trust after concessions were paid to authorized distributors:

                                  Distributor             Dealers'
Series                            Commissions          Concessions
--------------------------------------------------------------------------------
Growth & Income                       $84,973             $449,278
--------------------------------------------------------------------------------
International                          86,531              474,999
--------------------------------------------------------------------------------
WorldBond-Debenture                     2,231               11,100
--------------------------------------------------------------------------------
Alpha                                  76,700              443,417
--------------------------------------------------------------------------------

3. Distributions

Dividends from net investment income, if any, are declared and paid semi-annually for the Growth &Income Series, annually for the International and Alpha Series, and monthly for the World Bond-Debenture Series. Net realized gains from investment transactions, if any, are dis tributed to share holders at least annually. At April 30, 2000, the accumulated net realized gain (loss) for financial reporting purposes, aggregated $11,859,857 for the Growth & Income Series, $4,375,446 for the International Series, $(839,649) for the World Bond-DebentureSeries and $6,978,288 for the Alpha Series.

At April 30, 2000, the World Bond-Debenture Series had a capital loss carryforward of $874,286, of which $450,150 will expire in 2006 and $424,136 in 2007.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.


4. Capital

Transactions in shares of beneficial interest for the Growth & Income Series were as follows:

                         Six Months Ended                   Year Ended
                           April 30, 2000             October 31, 1999
-------------------------------------------------------------------------------

Class A               Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------

Sales of shares    2,571,547  $ 27,336,745    2,628,331  $ 27,027,631

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        455,276     4,957,960      301,078     2,760,885

Total              3,026,823    32,294,705    2,929,409    29,788,516
-------------------------------------------------------------------------------

Shares reacquired  (1,011,562) (10,711,003)  (1,497,971)  (15,141,616)

Increase           2,015,261  $ 21,583,702    1,431,438  $ 14,646,900
-------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class B              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     559,460  $ 5,947,871      646,865  $ 6,690,769

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        45,110      489,894       13,395      123,096

Total               604,570    6,437,765      660,260    6,813,865
--------------------------------------------------------------------------------
Shares reacquired  (175,421)  (1,841,533)    (135,302)  (1,390,159)
Increase            429,149  $ 4,596,232      524,958  $ 5,423,706
--------------------------------------------------------------------------------


                        Six Months Ended                Year Ended
                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares   929,663  $  9,764,941    1,020,638  $ 10,475,408

Shares issued to
shareholders in
reinvestment of
dividends and
distributions     480,261     5,196,428      339,411     3,112,399

Total           1,409,924    14,961,369    1,360,049    13,587,807
--------------------------------------------------------------------------------
Shares reacquired  (979,355)(10,282,787)  (1,493,299)  (15,235,665)
Increase (decrease) 430,569$  4,678,582     (133,250) $ (1,647,858)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the International Series were as follows:


                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class A               Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     3,464,764 $ 58,620,416    4,846,083  $ 66,870,262

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        475,436     6,451,673       56,456       717,663

Total              3,940,200    65,072,089    4,902,539    67,587,925
--------------------------------------------------------------------------------
Shares reacquired (2,473,419)  (41,182,761)  (3,845,434)  (53,707,844)
Increase           1,466,781  $ 23,889,328    1,057,105  $ 13,880,081
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class B              Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     536,307   $ 9,317,373      727,191   $ 9,645,998

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        97,062     1,307,432        3,886        51,717

Total               633,369    10,624,805      731,077     9,697,715
--------------------------------------------------------------------------------
Shares reacquired  (146,922)   (2,339,886)    (360,473)   (4,824,986)

Increase            486,447   $ 8,284,919      370,604   $ 4,872,729
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class C              Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     285,595   $ 4,802,577    3,886,561  $ 52,956,781

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        85,648     1,153,674        3,396        45,553

Total               371,243     5,956,251    3,889,957    53,002,334
--------------------------------------------------------------------------------
Shares reacquired  (137,063)   (2,194,674)  (3,541,853)  (48,775,206)

Increase            234,180   $ 3,761,577      348,104  $  4,227,128
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------
Class P            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares         -           $ -           86        $1,127

Shares issued to
shareholders in
reinvestment of
dividends and
distributions           5            73            -             -

Total                   5            73           86         1,127
--------------------------------------------------------------------------------
Shares reacquired       -             -            -             -
--------------------------------------------------------------------------------
Increase                5           $73           86        $1,127
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class Y             Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    474,649   $ 8,470,584    1,185,525   $15,796,025

Shares issued to
shareholders in
reinvestment of
dividends and
distributions      314,305     4,287,118       27,395       351,560

Total              788,954    12,757,702    1,212,920    16,147,585
--------------------------------------------------------------------------------
Shares reacquired  (13,838)     (192,060)     (29,754)     (423,885)
Increase           775,116   $12,565,642    1,183,166   $15,723,700
--------------------------------------------------------------------------------


Transactions in shares of beneficial interest for the World Bond-Debenture Series were as follows:


                        Six Months Ended                Year Ended

                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------

Class A            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares    72,752   $   682,920      288,744    $2,819,452

Shares issued to
shareholders in
reinvestment of
dividends and
distributions      35,074       328,805       66,196       637,644

Total             107,826     1,011,725      354,940     3,457,096
--------------------------------------------------------------------------------
Shares reacquired  (134,895) (1,266,571)    (206,397)   (1,984,856)
Increase (decrease) (27,069) $  (254,846)    148,543    $1,472,240
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------
Class B            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    24,051     $ 225,804      104,575    $1,012,874

Shares issued to
shareholders in
reinvestment of
dividends and
distributions       5,295        49,684        9,010        86,541

Total              29,346       275,488      113,585     1,099,415
--------------------------------------------------------------------------------
Shares reacquired (27,830)     (262,056)     (37,348)     (358,336)
Increase            1,516     $  13,432       76,237    $  741,079
--------------------------------------------------------------------------------

                        Six Months Ended                Year Ended
                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    37,596      $350,502       52,904     $ 514,071

Shares issued to
shareholders in
reinvestment of
dividends and
distributions       7,079        66,305       13,577       130,731

Total              44,675       416,807       66,481       644,802
--------------------------------------------------------------------------------
Shares reacquired (22,761)     (215,034)     (73,535)     (704,963)
Increase (decrease) 21,914     $201,773       (7,054)    $ (60,161)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the Alpha Series were as follows:

                        Six Months Ended                Year Ended
                         April 30, 2000           October 31, 1999
--------------------------------------------------------------------------------

Class A            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    1,091,398  $20,017,072    2,317,161  $ 33,875,154
--------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        96,126     1,523,600            -             -

Total             1,187,524    21,540,672    2,317,161    33,875,154
--------------------------------------------------------------------------------
Shares reacquired  (572,028)  (9,981,807)  (1,216,119)  (18,000,823)
Increase            615,496   $11,558,865   1,101,042  $ 15,874,331


                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class B            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares   721,827   $12,994,939    1,436,209  $ 20,914,895
--------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
dividends and
distributions      48,582       765,646            -             -

Total             770,409    13,760,585    1,436,209    20,914,895
--------------------------------------------------------------------------------
Shares reacquired (290,435)  (5,166,029)    (776,830)  (11,344,308)

Increase          479,974   $ 8,594,556      659,379  $  9,570,587
--------------------------------------------------------------------------------
                        Six Months Ended                Year Ended
                          April 30, 2000          October 31, 1999
--------------------------------------------------------------------------------
Class C              Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     534,345   $ 9,491,499    1,409,046   $20,553,519
--------------------------------------------------------------------------------

Shares issued to
shareholders in
reinvestment of
dividends and
distributions        31,244       492,091            -             -

Total               565,589     9,983,590    1,409,046    20,553,519
--------------------------------------------------------------------------------
Shares reacquired  (312,041)   (5,469,381)    (698,835)  (10,322,485)
Increase            253,548   $ 4,514,209      710,211   $10,231,034
--------------------------------------------------------------------------------


As of April 30, 2000, paid in capital for each Series was as follows:


Series
--------------------------------------------------------------------------------
Growth & Income                                       $159,495,243
--------------------------------------------------------------------------------
International                                         $248,023,516
--------------------------------------------------------------------------------
WorldBond-Debenture                                   $ 13,010,637
--------------------------------------------------------------------------------
Alpha                                                 $183,801,348


5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations, short-term investments and foreign currency transactions) were as follows:


Series                              Purchases                Sales
--------------------------------------------------------------------------------
Growth & Income                  $ 91,196,379          $74,048,323
--------------------------------------------------------------------------------
International                    $105,459,178          $83,105,597
--------------------------------------------------------------------------------
WorldBond-Debenture              $  5,324,658          $ 5,710,162
--------------------------------------------------------------------------------
Alpha                            $ 27,623,438          $   539,000
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized appreciation (depreciation), gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:


                       Net Unrealized
                         Appreciation     Unrealized    Unrealized
Series                 (Depreciation)   Appreciation(Depreciation)
--------------------------------------------------------------------------------
Growth & Income           $74,159,982    $77,707,174  $ (3,547,192)
--------------------------------------------------------------------------------
International             $31,888,190    $70,408,815  $(30,520,625)
--------------------------------------------------------------------------------
World Bond-Debenture       $ (619,565)    $  357,246   $  (976,811)
--------------------------------------------------------------------------------
Alpha                     $20,020,364    $20,020,364          $  -
--------------------------------------------------------------------------------


The cost of investments for federal income tax purposes is the same as that used for financial reporting purposes.

At April 30, 2000, the World Bond-Debenture Series had the following outstanding forward foreign currency contracts:


Foreign                     Value at                            Unrealized
Currency                 Settlement Date           Current      Appreciation
Contracts   Type   Local Currency   U.S. Dollars    Value       (Depreciation)
--------------------------------------------------------------------------------
British
Pounds,
expiring
9/18/2000   Sell      (83,818)$      (131,707)$       (130,464)   $ 1,243
--------------------------------------------------------------------------------
Euro,
expiring
12/11/2000  Sell     (500,000)       (486,250)        (461,585)    24,665
--------------------------------------------------------------------------------
Hong Kong
Dollars,
expiring
9/14/2000   Sell   (7,864,100)       (1,000,000)      (1,009,081)    (9,081)
--------------------------------------------------------------------------------
Total                               $(1,617,957)     $(1,601,130)   $16,827
--------------------------------------------------------------------------------

6. Trustees` Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no com pensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at April 30, 2000, under a deferred compensation plan, were $162,899.


7. Expense Reduction

The Trust has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expenses.


8. Line of Credit

The Growth & Income and International Series, respectively with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year ended October 31, 1999. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at April 30, 2000, nor was the Facility utilized at any time during the period.

Copyright(C)2000 by Lord Abbett Securities Trust , 90 Hudson Street,Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Securities Trust, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U. S. A .

                                Investing in the
                                   Lord Abbett
                                 Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund +++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973


LST-3-400
(6/00)